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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-37196) of OpenTV Corp. of our report dated January 25, 2000, except for Note 12 for which the date is March 26, 2000 relating to the financial statements, which appear in this Form 20-F.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
San Jose, California
June 28, 2000